EXHIBIT 10.15

NINTH LOAN MODIFICATION and Waiver AGREEMENT

This Ninth Loan Modification and Waiver Agreement (this “Loan Modification Agreement”) is entered into as of November 15, 2013 (the “Ninth Loan Modification Effective Date”), by and between (i) SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”) and (ii) BRIDGELINE DIGITAL, INC., a Delaware corporation with its chief executive office located at 80 Blanchard Road, Burlington, Massachusetts 01803 (“Bridgeline”) and BRIDGELINE INTELLIGENCE GROUP, INC., a Delaware corporation, with offices located at 6711 Columbia Gateway Drive, Suite 550, Columbia, Maryland 21046 (“Intelligence Group”).

1.     DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a certain Amended and Restated Loan and Security Agreement dated as of March 31, 2010, as amended by a certain First Loan Modification Agreement, dated as of June 22, 2010, as further amended by a certain Second Loan Modification Agreement, dated as of July 7, 2010, as further amended by a certain Joinder, Waiver and Third Loan Modification Agreement, dated as of November 5, 2010, as further amended by a certain Fourth Loan Modification Agreement, dated as of May 6, 2011, as further amended by a certain Joinder, Fifth Loan Modification and Waiver Agreement, dated as of December 16, 2011, as further amended by a certain Sixth Loan Modification Agreement, dated as of May 11, 2012, as further amended by a certain Seventh Loan Modification Agreement, dated as of February 11, 2013 and as further amended by that certain Eighth Loan Modification Agreement, dated as of July 31, 2013 (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.     DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and in a certain Amended and Restated Intellectual Property Security Agreement, dated as of March 31, 2010 between Bank and Bridgeline and a certain Intellectual Property Security Agreement dated as of December 16, 2011 between Bank and Intelligence Group (together, the “IP Agreement”, and together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.     DESCRIPTION OF CHANGES IN TERMS.

A.	Modifications to Loan Agreement.

1.	The Loan Agreement shall be amended by deleting the following text appearing as Section 2.3(a) thereof:

“(a)     Interest Rate.

(i)     Advances. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the Prime Rate plus two and one-quarter percent (2.25%); provided, that from and after the occurrence of the EBITDA Event, the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the Prime Rate plus one and one-quarter percent (1.25%). Such interest shall in any event be payable monthly, in arrears, in accordance with Section 2.3(f) below.

(ii)     Term Loan. Subject to Section 2.3(b), the principal amount outstanding under the Term Loan shall accrue interest at a floating per annum rate equal to the Prime Rate plus two and three-quarters percent (2.75%); provided that from and after the occurrence of the EBITDA Event, the principal amount outstanding under the Term Loan shall accrue interest at a floating per annum rate equal to the Prime Rate plus one and three-quarters percent (1.75%). Such interest shall in any event be payable monthly, in arrears, in accordance with Section 2.1.5.”

and inserting in lieu thereof the following:

“(a)     Interest Rate; Advances. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the Prime Rate plus three and one-quarter percent (3.25%), which interest shall be payable monthly, in arrears, in accordance with Section 2.3(f) below.”

2.	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.9(b) thereof:

“(b)     Minimum Liquidity. From the Eighth Loan Modification Effective Date until the consolidated Term Loan has been repaid in full, maintain unrestricted cash at Bank (excluding drawn Non-formula Advances held at Bank) plus the unused Availability Amount (excluding any undrawn availability with respect to Non-formula Advances) of not less than Three Hundred Fifty Thousand Dollars ($350,000).”

and inserting in lieu thereof the following:

“(b)     Minimum Liquidity. From the Ninth Loan Modification Effective Date and at all times thereafter, maintain unrestricted cash at Bank (excluding drawn Non-formula Advances held at Bank) plus the unused Availability Amount (excluding any undrawn availability with respect to Non-formula Advances) of not less than Three Hundred Fifty Thousand Dollars ($350,000).”

3.	The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

““Revolving Line Maturity Date” is March 15, 2015.

“Term Loan Maturity Date” is the earliest of (a) April 1, 2014 or (b) the occurrence of an Event of Default.”

and inserting in lieu thereof the following:

““Revolving Line Maturity Date” is November 30, 2013; provided, that in the event, on or before November 15, 2013, Borrower obtains an executed commitment letter/term sheet that provides for the repayment in full of all outstanding Obligations of Borrower owed to Bank and the termination of the Bank’s commitment to make additional Advances and/or Non-formula Advances under the Revolving Line (the “Refinancing Event”), then the Revolving Line Maturity Date shall be December 31, 2013.

“Term Loan Maturity Date” is the Ninth Loan Modification Effective Date.”

4.	The Loan Agreement shall be amended by inserting the following new definition in Section 13.1 thereof, in its appropriate alphabetical order:

“Ninth Loan Modification Effective Date” is November     , 2013.

5.	The Compliance Certificate attached as Exhibit B to the Loan Agreement is hereby deleted and replaced with Exhibit B attached hereto.

B.

Acknowledgment of Default; Waivers. Borrower acknowledges that it is in violation of the Loan Agreement for the failure to comply with the minimum Liquidity financial covenant contained in Section 6.9(b) of the Loan Agreement for the periods (i) commencing September 10, 2013 through and including September 19, 2013, and (ii) commencing September 26, 2013 through and including September 29, 2103 (the “Existing Defaults”). Bank hereby waives Borrower’s Existing Defaults for the dates/periods indicated above. Bank’s waiver of Borrower’s compliance with said Existing Defaults shall apply only to the foregoing specific periods. The Borrower hereby acknowledges and agrees that except as specifically provided herein, nothing in this Section or anywhere in this Loan Modification Agreement shall be deemed or otherwise construed as a waiver by the Bank of any of its rights and remedies pursuant to the Existing Loan Documents, applicable law or otherwise.

4.     REPAYMENT OF TERM LOAN. Notwithstanding the Terms and Conditions of Section 2.1.5 of the Loan Agreement, the outstanding principal balance of the Term Loan together with all accrued but unpaid interest thereon shall be due and payable on or before the Ninth Loan Modification Effective Date. No prepayment premium shall be payable in connection with such repayment of the Term Loan in accordance with this section. Bank has no commitment to make any additional term loans available to Borrower.

5.     CONDITIONS PRECEDENT. As a condition precedent to the effectiveness of this Loan Modification Agreement and the Bank’s obligation to make further Credit Extensions, the Bank shall have received the following documents or payments prior to or concurrently with this Agreement, each in form and substance satisfactory to the Bank:

A.

copies, certified by a duly authorized officer of each Borrower, to be true and complete as of the date hereof, of each of (i) the governing documents of each Borrower, respectively, as in effect on the date hereof (but only to the extent modified since last delivered to the Bank), (ii) the resolutions of each Borrower, respectively, authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and each Borrower’s respective performance of all of the transactions contemplated hereby (but only to the extent required since last delivered to Bank), and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized (but only to the extent any signatories have changed since such incumbency certificate was last delivered to Bank);

B.	repayment in full of the Term Loan as described in Section 4 hereof;

C.	the duly executed Amended and Restated Subordination Agreement from Taglich Brothers, Inc.; and

D.	such other documents as Bank may reasonably request.

6.     FEES. Borrower shall pay to Bank a fully earned, non-refundable modification fee equal to Fifty Thousand Dollars ($50,000), which fee shall be due and payable as follows: (i) on or prior to the Ninth Loan Modification Effective Date, Twenty Five Thousand Dollars ($25,000); and (ii) on or prior to the Revolving Line Maturity Date, Twenty Five Thousand Dollars ($25,000) (the “Final Payment Fee”); provided, that, such Final Payment Fee shall be waived if the Refinancing Event occurs. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with the Existing Loan Documents and this Loan Modification Agreement.

7.     RATIFICATION OF PERFECTION CERTIFICATE. Bridgeline hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of March 31, 2010, as amended as of the date hereof and acknowledges, confirms and agrees that, except as amended, the disclosures and information Bridgeline provided to Bank in the Perfection Certificate, as supplemented through the date hereof, have not changed. In addition, Intelligence Group hereby ratifies, confirms and reaffirms all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of the date hereof, as supplemented through the date hereof. Each Borrower acknowledges, confirms and agrees the disclosures and information provided to Bank in such Perfection Certificates, as supplemented through the date hereof, have not changed.

8.     CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.     RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Existing Loan Documents and of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.     NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.     CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

12.     RIGHT OF SET OFF. Borrower hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.     CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER. Section 11 of the Loan Agreement is hereby incorporated by reference.

14.     COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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    This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts, as of the Ninth Loan Modification Effective Date.

BORROWER:	BANK:

BRIDGELINE DIGITAL, INC. By: __/s/ Michael Prinn ________________ Name: Michael D. Prinn Title: Chief Financial Officer	SILICON VALLEY BANK By: ____/s/ Jocelyn Hartmann _________________ Name:_Jocelyn Hartmann________________ Title: _Vice President______________________

BRIDGELINE INTELLIGENCE GROUP, INC. By: __/s/ Michael Prinn _____________________ Name: Michael D. Prinn Title: Treasurer

[Ninth Loan Modification and Waiver Agreement Signature Page]

EXHIBIT A- COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	BRIDGELINE DIGITAL, INC.
BRIDGELINE INTELLIGENCE GROUP, INC.

The undersigned authorized officer of Bridgeline Digital, Inc. and Bridgeline Intelligence Group, Inc. (individually and collectively, jointly and severally, the “Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited)	FYE within 150 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings and Deferred Revenue reports	Monthly within 30 days	Yes No
Board-approved projections	Annually, w/in 45 days of approval and as amended	Yes No
Transaction Reports	Monthly within 30 days and with each request for a Credit Extension	Yes No

Financial Covenant	Required	Actual	Complies

Maintain at all times:
Minimum EBITDA (tested monthly, on a trailing three-month basis unless otherwise indicated)	*		Yes No
Trailing one-month ending July 31, 2013	($160.000)	$_________	Yes No
Trailing two-months ending August 31, 2013	($200,000)	$_________	Yes No
September 30, 2013, October 31, 2013 and November 31, 2013	$100.000	$_________	Yes No
December 31, 2013, January 31, 2014 and February 28, 2014	$200,000	$_________	Yes No
March 31, 2014, April 30, 2014 and May 31, 2014	$300,000	$_________	Yes No
June 30, 2014, July 31, 2014 and August 31, 2014	$400,000	$_________	Yes No
September 30, 2014, and each monthly period (each on a trailing three-month basis) ending thereafter	$500,000	$_________	Yes No
Minimum Liquidity (certified monthly)	**	$_________	Yes No

*      See Section 6.9(a) of the Loan Agreement

**     See Section 6.9(b) of the Loan Agreement

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”):

____________________________________________________________________________.

There were no held checks as of the end of such month there except as follows (if no held checks, state “None”):

____________________________________________________________________________.

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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BRIDGELINE DIGITAL, INC. BRIDGELINE INTELLIGENCE GROUP, INC. By: _______________________ Name: _____________________ Title: ______________________

BANK USE ONLY

Received by: _____________________

authorized signer

Date: _________________________

Verified: ________________________

authorized signer

Date: _________________________

Compliance Status:Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:     ____________________

I.     Minimum EBITDA (Section 6.9(a))

Required: EBITDA, measured monthly, on a trailing three-month basis (unless otherwise indicated) as of the last day of each monthly period listed below, of no less than the corresponding amounts listed below:

Monthly Period Ending	Minimum EBITDA

Trailing one-month ending July 31, 2013	($160,000)

Trailing two-months ending August 31, 2013	($200,000)

September 30, 2013, October 31, 2013 and November 31, 2013	$100,000

December 31, 2013, January 31, 2014 and February 28, 2014	$200,000

March 31, 2014, April 30, 2014 and May 31, 2014	$300,000

June 30, 2014, July 31, 2014 and August 31, 2014	$400,000

September 30, 2014, and each monthly period (each on a trailing three-month basis) ending thereafter	$500,000

Actual: All amounts measured on a trailing three month basis, unless otherwise indicated above:

A.	Net Income	$

B.	Interest Expense	$

C.	To the extent deducted from the calculation of Net Income, non-cash stock compensation expense, depreciation expense and amortization expense (including, without limitation, goodwill)	$

D.	Other one-time non-cash expenses approved by Bank, on a case-by-case basis, in its sole discretion	$

E.	EBITDA (line A plus line B plus line C plus line D)	$

Is line E equal to or greater than $[                    ]?

            No, not in compliance                                Yes, in compliance

II.     Minimum Liquidity (Section 6.9(b))

Required:     From the Ninth Loan Modification Effective Date and at all times thereafter, maintain unrestricted cash at Bank (excluding drawn Non-formula Advances held at Bank) plus the unused Availability Amount (excluding any undrawn availability with respect to Non-formula Advances) of not less than Three Hundred Fifty Thousand Dollars ($350,000).

Actual:

A.	Unrestricted Cash at Bank (excluding drawn Non-formula Advances held at Bank)	$

B.	unused Availability Amount (but excluding any undrawn availability with respect to Non-formula Advances)	$

C.	Liquidity (line A plus line B)	$

Is line C equal to or greater than $350,000?

            No, not in compliance                                Yes, in compliance